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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 JUNE 29, 1994
                       (DATE OF EARLIEST EVENT REPORTED)

                               ----------------

                             UNITED AIR LINES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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        DELAWARE                    33-21220                 36-2675206
(STATE OF INCORPORATION)     (COMMISSION FILE NO.)          (IRS EMPLOYER
                                                         IDENTIFICATION NO.)

                            1200 EAST ALGONQUIN ROAD
                          ELK GROVE TOWNSHIP, IL 60007
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 P.O. BOX 66919
                               CHICAGO, IL 60666
                               (MAILING ADDRESS)

                                 (312) 952 4000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      NONE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5 OTHER EVENTS

  Registrant's parent company, UAL Corporation, has filed a Current Report on Form 8-K on the date hereof relating to the recapitalization of UAL Corporation, which Current Report is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (c) Exhibits

EXHIBIT
  NO.    DESCRIPTION
- - -------  -----------
 10.1    Second Amendment dated as of June 29, 1994 to the Agreement and Plan of Recapitali-
         zation, dated as of March 25, 1994 (the "Amendment"), among UAL Corporation, Air
         Line Pilots Association, International UAL-MEC and the International Association of
         Machinists and Aerospace Workers, filed as Exhibit 10.1 to the Current Report on
         Form 8-K of UAL Corporation dated June 30, 1994 and incorporated herein by refer-
         ence. The documents listed below are attached as Exhibits A through D to the Amend-
         ment:
         Exhibit A--Section 1.3 of the Plan of Recapitalization
         Exhibit B--Section 1.5(b) of the Plan of Recapitalization
         Exhibit C--Section 1.11 of the Plan of Recapitalization
         Exhibit D--Article FOURTH, Part I.D, Section 2.5 of the Restated Certificate
 99.1    Revised Pro Forma Financial Information, filed as Exhibit 99.1 to the Current Report on Form 8-K of UAL Corporation dated June 30, 1994 and incorporated herein by refer-
         ence.
 99.2    Press Release of the Company dated as of June 30, 1994, filed as Exhibit 99.2 to the
         Current Report on Form 8-K of UAL Corporation dated June 30, 1994 and incorporated herein by reference.

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

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          United Air Lines, Inc.


                                          By: /s/ John C. Pope
                                             ---------------------------------
                                          Name: John C. Pope
                                          Title: President and Chief Operating
                                                 Officer

Dated: June 30, 1994


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

                                 EXHIBIT INDEX

 EXHIBIT
   NO.   DESCRIPTION
 ------- -----------
  10.1   Second Amendment dated as of June 29, 1994 to the Agreement and Plan of Recapitali-
         zation, dated as of March 25, 1994 (the "Amendment"), among UAL Corporation, Air
         Line Pilots Association, International UAL-MEC and the International Association of
         Machinists and Aerospace Workers, filed as Exhibit 10.1 to the Current Report on
         Form 8-K of UAL Corporation dated June 30, 1994 and incorporated herein by refer-
         ence. The documents listed below are attached as Exhibits A through D to the Amend-
         ment:
         Exhibit A--Section 1.3 of the Plan of Recapitalization
         Exhibit B--Section 1.5(b) of the Plan of Recapitalization
         Exhibit C--Section 1.11 of the Plan of Recapitalization
         Exhibit D--Article FOURTH, Part I.D, Section 2.5 of the Restated Certificate
  99.1   Revised Pro Forma Financial Information, filed as Exhibit 99.1 to the Current Report on Form 8-K of UAL Corporation dated June 30, 1994 and incorporated herein by refer-
         ence.
  99.2   Press Release of the Company dated as of June 30, 1994, filed as Exhibit 99.2 to the
         Current Report on Form 8-K of UAL Corporation dated June 30, 1994 and incorporated herein by reference.

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